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                   U.S. SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549


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                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  MARCH 4, 1998




                     DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



          DELAWARE                       1-13647                  73-1356520
(STATE OR OTHER JURISDICTION OF   (COMMISSION FILE NUMBER)    (I.R.S. EMPLOYER
        INCORPORATION)                                       IDENTIFICATION NO.)



               5330 EAST 31ST STREET, TULSA, OKLAHOMA       74135
            (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)     (ZIP CODE)

      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (918) 660-7700

       FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT:  N/A




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ITEM 5.  OTHER EVENTS

         On March 4, 1998, the registrant, Dollar Thrifty Automotive Group, Inc., a Delaware corporation ("Company"), completed the establishment of a $615 million commercial paper facility ("Commercial Paper Facility") which will provide vehicle fleet financing for the ongoing operations of the Company's wholly-owned operating subsidiaries, Dollar Rent A Car Systems, Inc., an Oklahoma corporation ("Dollar"), and Thrifty Rent-A-Car System, Inc., an Oklahoma corporation ("Thrifty"). The commercial paper will be issued by the Company's wholly-owned finance subsidiary, Dollar Thrifty Funding Corp., an Oklahoma corporation ("DTFC"). While DTFC will issue the commercial paper notes, it will actually use the proceeds to purchase a variable funding note ("VFN") from the Company's other wholly-owned finance subsidiary, Rental Car Finance Corp. ("RCFC"). RCFC will, in turn, use such proceeds to purchase vehicles for lease to Dollar and Thrifty.

         The commercial paper issued under the Commercial Paper Facility is supported by collateral for the VFN. The VFN is secured by a grant to a trustee under an indenture relating to issuance of RCFC asset backed notes (including the VFN) of a first priority security interest in (i) the Master Motor Vehicle Lease and Servicing Agreement among RCFC, as lessor, Dollar and Thrifty, as lessees and servicers, and the Company, as guarantor and master servicer (the "Lease Agreement"), and payments due thereunder covering certain vehicles that are not collateral for other outstanding asset backed notes, (ii) a credit enhancement letter of credit in the initial amount of $5 million (which must be increased depending upon the amount of commercial paper issued) from Credit Suisse First Boston which, in addition to providing credit enhancement, also supports payments due from Dollar and Thrifty under the Lease Agreement, (iii) a capitalization demand promissory note in the amount of $7.3 million from the Company to RCFC relating to establishment of the Commercial Paper Facility, (iv) through a master collateral agency arrangement (the "Master Collateral Agreement"), vehicles leased under the Lease Agreement and all proceeds from disposition of such vehicles, and the rights relating to the obligations of certain approved manufacturers (the "Approved Manufacturers"), pursuant to their manufacturing programs to repurchase or guarantee minimum resale prices of such vehicles (the "Manufacturer Programs"), including the receivables due from the Approved Manufacturers in connection therewith, (v) any cash or investments in the various accounts held pursuant to the Master Collateral Agreement by a master collateral agent related to the vehicles, and (vi) any cash or investments in the various accounts held by the trustee allocable to the VFN.

         To support the Commercial Paper Facility, DTFC entered into a secured 364-day revolving liquidity facility (the "Liquidity Facility") provided by a syndicate of financial institutions (the "Liquidity Banks"). The aggregate commitments under the Liquidity Facility equal $545 million. The Liquidity Facility provides the Commercial Paper Facility with a back-up source of funding if DTFC is unable to refinance maturing commercial paper by issuing new commercial paper. The Liquidity Facility is secured by the same collateral for the VFN as described in the paragraph immediately above.

         The Company will use $256 million of the proceeds from the Commercial Paper Facility to refinance the portion of RCFC's outstanding asset backed notes which begin amortizing from September 1998 through February 1999. The Company will use the remaining amounts available under the Commercial Paper Facility for fleet financing and to refinance asset backed notes from time to time. Commercial paper will be issued at interest rates prevailing in the market at the time of issuance, or sold at a discount reflecting such rates. In the event commercial paper cannot be reissued in the market, DTFC will use proceeds advanced under the Liquidity Facility to repay maturing commercial paper notes.

         The Liquidity Banks will be obligated to fund loans to repay maturing commercial paper or maturing liquidity loans. Draws under the Liquidity Facility will be repaid with proceeds from subsequent Liquidity Facility draws or the issuance of additional commercial paper and payments made by RCFC on the VFN. Payments on the VFN will be made from collections of lease payments received from Dollar and Thrifty, payments under the Manufacturer Programs, and proceeds from the sale of Non-Program Vehicles (as defined below) and other vehicle sale proceeds.





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         At least 80% of vehicles (such vehicles, "Program Vehicles") financed by RCFC with advances under the VFN will be eligible under Manufacturer Programs maintained by Approved Manufacturers pursuant to which either (i) in the case of manufacturer repurchase programs, each manufacturer will be obligated to repurchase vehicles within designated periods of time, or (ii) in the case of guaranteed depreciation programs, each manufacturer will reimburse any difference between the aggregate gross auction sale price of the Program Vehicles for a particular model year and the aggregate predetermined residual value of those vehicles, in each case in accordance with certain terms and conditions as contained in the Manufacturer Program.

         Up to 20% of vehicles leased under the Lease Agreement and financed with proceeds under the VFN will not have the benefit of a Manufacturer Program (such vehicles, "Non-Program Vehicles"). Typically, Non-Program Vehicles are purchased at a more favorable price or are specialty vehicles not eligible under Manufacturer Programs. Additionally, RCFC may purchase Non-Program Vehicles from Approved Manufacturers which may not offer participation in their Manufacturer Programs to Dollar and Thrifty. At the conclusion of RCFC's use of such vehicles, such Non-Program Vehicles will be disposed of in the secondary vehicle market, principally through third-party vehicle auction sites, wholesalers or dealers.

         The commercial paper notes issued by DTFC were initially rated A-1 by Standard & Poor's, P-1 by Moody's, and D-1 by Duff & Phelps. DTFC began its initial sales of commercial paper on March 10, 1998, and has outstanding approximately $50 million in commercial paper which matures no later than the maximum term for any commercial paper which can be issued by DTFC, being 58 days.

         The descriptions contained herein of the various agreements relating to the Commercial Paper Facility and Liquidity Facility are qualified in their entirety by reference to the definitive agreements dated March 4, 1998, included herewith as Exhibits 4.12 through 4.18. In addition, the Company has elected to include herewith certain exhibits in connection with the Registration Statement on Form S-1, File No. 333-39661, filed with the Securities and Exchange Commission which was declared effective on December 16, 1997. Such exhibits, which are numbered 4.10 and 4.11, relate to the Company's existing asset backed note program, specifically notes issued by RCFC in December 1997 in the amount of $900 million, and also include information relating to credit support furnished by Chrysler Corporation for such issuance of notes.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)     Exhibits

                 The Exhibits to this report are listed in the Index to Exhibits set forth elsewhere herein.





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                                   SIGNATURE

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.

Date: March 16, 1998              By:   /s/ STEVEN B. HILDEBRAND
                                     ------------------------------------------
                                  Name:     Steven B. Hildebrand
                                  Title:    Vice President, Principal Financial
                                            Officer and Principal Accounting
                                            Officer





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                               INDEX TO EXHIBITS



Exhibit No.                              Description
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

   4.10         Amended and Restated Master Collateral Agency Agreement dated as of
                December 23, 1997  among the  Company, Rental Car Finance Corp.,
                Thrifty, Dollar and Bankers Trust Company.

   4.11         Chrysler Support Letter of Credit and Reimbursement Agreement dated as of December 23, 1997 among Chrysler, Dollar, Thrifty, the
                Company, TRAC Team, Inc. and DTAG Services, Inc.

   4.12         Series 1998-1 Supplement to Base Indenture dated as of March  4,
                1998 between Rental Car Finance Corp. and Bankers Trust Company.

   4.13         Master Motor Vehicle Lease and Servicing Agreement dated as of
                March 4, 1998 among the Company, Dollar, Thrifty and Rental Car
                Finance Corp.

   4.14         Note Purchase Agreement dated as of March 4, 1998 among Rental Car
                Finance Corp., Dollar Thrifty Funding Corp. and Credit Suisse First
                Boston.

   4.15         Liquidity Agreement dated as of March 4, 1998 among Dollar Thrifty
                Funding Corp., certain Financial Institutions and Credit Suisse
                First Boston.

   4.16         Depositary Agreement dated as of March 4, 1998 between Dollar
                Thrifty Funding Corp. and Bankers Trust Company.

   4.17         Collateral Agreement dated as of March 4, 1998 among Dollar Thrifty
                Funding Corp., Credit Suisse First Boston Corporation and Bankers
                Trust Company.

   4.18         Dealer Agreement dated as of March 4, 1998 among Dollar Thrifty
                Funding Corp., the Company, Credit Suisse First Boston Corporation and Chase Securities, Inc.





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